Exhibit 10.9

PDL BIOPHARMA, INC.

NOTICE OF GRANT OF RESTRICTED STOCK AWARD

Pursuant to the 2005 Equity Incentive Plan (the “Plan”) of PDL BioPharma, Inc. (the “Company”), the Company granted an award (the “Award”) of shares of common stock of the Company (the “Shares”) to the undersigned person (“Participant”), as set forth below. Capitalized terms used but not otherwise defined in this Notice of Grant of Restricted Stock Award (this “Notice”) have the meaning ascribed to them in the Plan.

Participant:	_____________

Date of Grant:	_____________

Total Number of Shares:	_____________

Vesting of Shares:	Except as provided in the Restricted Stock Agreement which governs the Award (the “Restricted Stock Agreement”) and provided that Participant’s Service has not terminated prior to the relevant date set forth below, the number of Shares (“Vested Shares”) set forth opposite such date shall, on such date, vest and no longer be subject to Vesting Conditions:

	Vesting Date	No. Shares Vesting

Superseding Agreement:	The terms and conditions of the Executive Retention and Severance Plan of the Company (“ERSP”) to which Participant is a party shall, notwithstanding any provision of the Restricted Stock Agreement to the contrary, supersede any inconsistent term or condition set forth in the Restricted Stock Agreement to the extent intended by the ERSP.

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and Participant agree that the Award is governed by the terms and conditions of this Notice and the Plan and the Restricted Stock Agreement, both of which are made part of this document. Participant acknowledges that copies of the Plan, Restricted Stock Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by Participant for attachment to Participant’s copy of this Notice. Participant represents that Participant has read and is familiar with the provisions of the Plan and the Restricted Stock Agreement, and hereby accepts the Award subject to all of their terms and conditions.

PDL BIOPHARMA, INC.		PARTICIPANT

By:
(signature)

Name:

Name:

Its:		(please print)

Address:	34801 Campus Drive Fremont, CA 94555	Address:

ATTACHMENTS:	2005 Equity Incentive Plan, as amended to the Date of Grant; Restricted Stock Agreement; Assignment Separate from Certificate and Plan Prospectus